NOTES PAYABLE	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 6. NOTES PAYABLE

On October 31, 2023, as part of the asset acquisition of the Wilson, North Carolina biodiesel plant, the Company issued a convertible promissory note, in the aggregate principal amount of $23,000,000 as part of the purchase consideration, with a maturity date of October 31, 2024 (the “Southeast Renewables Convertible Note”). The Southeast Renewables Convertible Note accrues interest at the per annum rate of 8% and could be converted into shares of XCF common stock based on the outstanding principal and interest, divided by the conversion price. The conversion price prior to a change of control is $10, and subsequent to a change of control is equal to the volume weighted average price of the shares of common stock for the 20 days prior to the notice of conversion. On December 29, 2023, Southeast Renewables exercised its right to convert the Southeast Renewables Convertible Note principal balance of $23,000,000 plus accrued interest of $297,425 into 2,329,743 shares of XCF common stock.

The Company assumed several promissory note agreements for an aggregate notes payable amount of $1,439,095 and interest payable of $295,866 related to these notes as of December 31, 2023. Interest on the promissory notes ranges from 8% - 12% per annum. These notes are in default due to nonpayment upon the maturity dates and the outstanding balances have been classified as current on the balance sheet as of December 31, 2024. One of the promissory notes is secured by the building and all equipment located in the biodiesel plant in Fort Myers, Florida. As of December 31, 2024, the Company has outstanding notes payable balance totaling $1,374,417.

During the years ended December 31, 2024, and the period February 9, 2023 (inception) to December 31, 2023, the Company recognized $156,249 and $26,541 in interest expense, respectively, related to these notes.